UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 11, 2010

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

We are furnishing this Item 2.02 in connection with the disclosure of information, in the form of the textual information from a press release released on August 11, 2010 entitled “Bacterin International Holdings, Inc. Reports Second Quarter 2010 Financial Results” and filed as Exhibit 99.1 hereto.

The information in this Item 2.02 (including Exhibit 99.1 hereto) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this report is available on our website located at www.bacterin.com, although we reserve the right to discontinue that availability at any time.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press Release dated August 11, 2010, entitled “Bacterin International Holdings, Inc. Reports Second Quarter 2010 Financial Results”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2010	BACTERIN INTERNATIONAL HOLDINGS, INC.

By: /s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release from Bacterin International Holdings, Inc., dated August 11, 2010, entitled “Bacterin International Holdings, Inc. Reports Second Quarter 2010 Financial Results.”